                               SEMI-ANNUAL REPORT

                                 April 30, 2001


                             The Tocqueville Trust
                                  Mutual Funds

                              The Tocqueville Fund

                      The Tocqueville Small Cap Value Fund

                    The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                                     [LOGO]
                                  Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder:

  The first half of our fiscal year (the period ending April 30, 2001) has proven to be highly volatile for the world's stock markets and particularly challenging for portfolio managers. We are, therefore gratified that all our funds have outperformed their indexes of reference by significant margins.

  In our view, after a bubble-like period where most stocks were driven more by price momentum considerations than by fundamental analysis, these performances usher a return to more traditional valuation criteria within the investment industry.

  We have always held that the long-term attraction of the stock market as an investment vehicle is that it allows a nation's savers to invest alongside the life forces in the economy. Entrepreneurs and industrialists are the ones who create wealth and growth in an economy, and the stock market allows us an opportunity to share in their achievements.

  However, to take advantage of this opportunity over periods longer than the life of periodic fads and fashions, investors must take an approach similar to that followed by the entrepreneurs themselves. "How valuable is a specific company at a given price, and how much more valuable can it become over an economic horizon of several years, as opposed to a trading horizon of several weeks or months?"--this is the fundamental question an investor must answer to invest successfully. And dreaming unrealistically about future earnings from unproven products or technologies has no place in that process.

  The past several years have witnessed a succession of investment fads and bubbles, from the self-fulfilling flood of institutional money into "index-like" portfolios in the mid-1990s, to the "tech" bubble of 1997-1999. We believe that fundamental analysis of companies and the use of realistic valuation criteria are now set to regain their predominance in investment decisions--as they always have after speculative periods.

  Interestingly, but not surprisingly, this will happen on the backdrop of much lower average stock market returns than those to which we became accustomed in the 1990s. Based on that decade's experience, many investors still believe that 15%-plus returns from the stock market constitute a modest investment goal. Yet, this is about 50% higher than historical returns from the U.S. stock market, for example. Of course, the historical returns, from a century of experience, include both bull and bear markets, but they also include market bubbles, technological revolutions--as well as periods of very fast economic growth and their aftermaths.

  An average investment performance nets out the periods of positive and negative returns, but it is good to remember that a stock needs to double in price to make up for a preceding one-third decline. I repeat: a stock which doubles after losing a third of its value will merely return to the price at which it started. Beyond the excitement of large short-term gains, therefore, superior long-term performance requires the avoidance of large losses. This is why I am gratified by the performance of our funds in the recent global bear market.

  Finally, periods of lower average returns for the stock markets do not necessarily mean that equity investments are unattractive. It simply means that investment mistakes become more expensive. Paying due attention to companies' financial strengths and intrinsic values minimizes the risk of the most expensive mistakes.

  This is why we believe that, while the coming decade is unlikely to allow average returns in the range of those experienced in the last one, there will be ample and outstanding opportunities for value investors to achieve superior returns. The contrarian/value discipline followed by the managers of the Tocqueville Funds should be quite well suited to such an environment.

Respectfully Yours,

Francois Sicart

The Tocqueville Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  For the first six months of our fiscal year, April 30, 2001, The Tocqueville Fund registered a return of 4.2%. By way of comparison, the S&P 500, the index against which we are most often compared, fell 12.1%. We are pleased with this superior relative performance, but, as a wise man once said, "You can't spend relative returns." In fact, despite the tendency of ratings organizations such as Morningstar to judge funds on the basis of relative returns, relative to an index or two a universe of what they perceive to be similar funds, superior relative performance, while gratifying, has never been our primary investment objective. Rather, we have always stressed absolute returns and preservation of our shareholders' capital.

  For a period of time in the late 1990s, capital preservation seemed like a hopelessly antiquated concern. We trust that the intervening 18 months since the turn of the century has brought the notion up-to-date in more investors' minds.

  During the six month period ended April 30, 2001, The Tocqueville Fund's per-formance was led by strong results in some of our largest holdings, Alcoa, H&R Block, and Murphy Oil, in particular. The biggest contribution to returns was the takeover of Litton Industries. Offsetting these returns to some extent were poor performances in some of our residual technology holdings, notably Palm and Adobe Systems. We remain positive on both of these companies over the long term.

  During the period, new positions were initiated in three major Japanese com-panies all selling at depressed prices. Our contrarian view on Japan is sup-ported by extensive visits with the managements of these companies. Positive change is in the wind in Japan, in our view, and this has yet to be recognized in the market. We also initiated positions in McDonald's, Getty Images, and Tesco.

  Our view of the market, while not as skittish as last year at this time, is still cautious. The recent rally in technology based upon Fed rate cuts will likely reverse itself over the summer months. We believe there has been massive over-investment in technology and telecommunications which will take some time to work itself through the system. Since these areas still represent a very significant percentage of the overall market capitalization, we would not ex-pect the averages to generate significant returns in the near future. On the other hand, there is opportunity in individual stocks which we will endeavor to find.

  As your fellow shareholder, with the majority of my liquid assets invested in The Tocqueville Fund, I will continue to manage the Fund prudently and for the long term.

Sincerely,

Robert Kleinschmidt
Portfolio Manager

The Tocqueville Small Cap Value Fund
-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  I am pleased to report that the Tocqueville Small Cap Value Fund has main-tained its excellent overall performance. For the six months period ended April 30, 2001, and after taking into account the $3.32 of capital gains dis-tributed at the end of last year, your portfolio of value stocks posted a 10.43% increase in Net Asset Value to $15.68 per share. These excellent re-sults in an admittedly very difficult general market environment compare very favorably with the 1.77% decline posted by the Russell 2000 Index over the same period. That index is the most widely accepted benchmark for small cap stocks. The Fund's 17.96% average annual return since inception on 8/1/1994 has remained consistently above the comparable 12.27% return of that index. While our value-based investment strategy is not necessarily to outperform any index, I will nevertheless try my best to maintain that performance in the fu-ture.

Cautious Optimism Maintained

  As we indicated in our annual report last year, we were fortunate to liqui-date 7 of our 34 starting positions, because these out-of-favor value-stocks were acquired as the year progressed. We also made some well-timed technology sales as we started to position the portfolio for a more tepid economy and a possibly different market environment. As a result we managed to re-invest in old economy sectors with solid long-term fundamentals at attractive prices, precisely as other investors were liquidating their old economy investments during last year's tax selling season and absurd phase of earnings momentum investing.

  By and large, these time-proven value-investing strategies served us well in the current first half too. We also benefited from having two of our ten larg-est positions acquired at very substantial premiums over our cost, as Cisco Systems made a bid for Active Voice, and as Cardinal Health acquired Bindley Western Industries. Overall, I remain cautiously optimistic, and fully invest-ed. Compared to where we stood six months ago, I would summarize changes to my investment positioning strategy for the next 12 to 24 months as follows:

    The most significant change in portfolio exposure is reflected in our 32% stake in old economy sectors. Manufacturing and industrial equipment compa-nies now account for 18% of assets, with foods and other consumer non-dura-ble at 14%.

    The fund's exposure to late-cycle deep-waters oil and gas exploration and production services has nearly doubled through appreciation to 18% assets, and remains another large area of exposure. In spite of selective addi-tions, our overall investment exposure to healthcare sectors has declined from 19% to 12% of assets, largely due to the Bindley Westen Industries ac-quisition mentioned earlier, and partial sales of three-bagger Henry Schein, Inc.

  Other areas of large exposure include telephone hardware at 12%, computer software services at 15%, and lastly personnel and business service at 6% of assets. Some of our most recent purchases in these three washed-out sectors are consistent with our traditional value-investing strategies. While these purchases may admittedly require considerable patience, coupled with some de-gree of risk and likely suffering before payback, valuations seemed too irresistible to pass up. We currently have 39 stocks in our portfolio, and our ten largest positions account for 44.8% of total assets, as follows:

Ten Largest Positions

Input/Output (8.2%)            Seismic exploration products and services
Owens & Minor (5.7%)           Medical/surgical supplies distributor
Oceaneering Int'l (5.4%)       Deep-water oil well services
Intervoice-Brite (4.7%)        Telephone hardware and software
Amer. Power Conversion (3.7%)  Uninterruptible power supplies
Dial Corporation (3.6%)        Soaps, consumer products
Baldor Electric (3.5%)         Energy efficient industrial electric motors
Global Industries (3.4%)       Deep-water pipeline laying services
Informix (3.3%)                E-Commerce software
IHOP Int'l (3.3%)              Fast foods restaurants

  In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Jean-Pierre Conreur
Portfolio Manager

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  During the six months ended 4/30/01, the net asset value per share of our fund declined by 2.12% vs. a decline of 8.11% for the Morgan Stanley EAFE in-dex.

  In a highly volatile and difficult period for the world's stock markets, we find this performance encouraging, as it seems to mark a new recognition by in-vestors of the very attractive risk/reward ratio of value stocks as compared to the better-known index stocks. This trend, which has been evident for some time in the United States now seems to be spreading to global markets.

  The main change in our portfolio during the period was a significant increase of our exposure to Japanese equities, which now account for 22.2% of the port-folio vs. 9.5% on October 31, 2000. We believe that Japan is undergoing signif-icant, perhaps revolutionary change at the corporate level. The fact that this improvement does not yet show up in macro statistics reminds us of the early 1980s in the United States, when the New Industrial Revolution was getting un-der way on a backdrop of obsolete economic statistics and deep pessimism about the survival of American manufacturing. Japanese businesses have the potential to significantly increase their rates of return on capital and only recently have begun to focus on this aspect of corporate performance. If they are suc-cessful, which is likely in view of their dismally inefficient use of capital today, we may be looking at a quantum leap of corporate earnings by mid-decade.

  Investment in Thailand also increased, but mostly as a result of the purchase of a significant position in PTT Exploration and Production, one of the cheap-est major oil companies in the world.

  Mostly as a result of these changes, Asia-Pacific investments now account for almost two-third of the Fund's portfolio, against 55.6% in October. Our bottom-up approach (stock selection) thus has resulted in an allocation that fits our top-down (macro) views.

  Asian markets, economies and currencies have significant recovery potential, and their shares are considerably more undervalued in comparison to American and European ones.

Respectfully Yours,

Francois Sicart
Portfolio Manager

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

  Through the six months ending 4/30/01, the Tocqueville Gold Fund rose 19.5%, and in so doing, outperformed the Nasdaq and Standard & Poors 500 indices (see performance information below.) Since inception, it has outperformed these in-dices and the benchmark Philadelphia Exchange Index of gold and silver stocks
(XAU).

  The rapid decline in short-term interest rates has fueled renewed interest in gold and the gold shares. Real interest rates (30-day bill rates less late twelve months CPI) are the lowest since 1993. This means that the interest rate penalty for holding long positions in gold has all but disappeared. At the very least, the financial incentives to sell gold short, whether by producers to lock in future revenues or by financial speculators to conduct a "gold carry" trade have become a dubious proposition at best.

  As of this writing (5/17/01), the price of gold has broken out decisively. It is especially gratifying to realize that most investors are either unaware of these developments or are dumbfounded by them. That would suggest that the po-tential gains that lie ahead remain very substantial. It is our view that the price of gold can potentially reach 4-digit territory (see the article on our website titled, "A New Paradigm for the Old Economy.)

  Bull markets are born in skepticism and die in overconfidence. The prevailing views on gold are, if anything, skeptical. Last year, the mood of the stock market could only be described as egregiously overconfident. It has been said that in bull markets investors are more scared than is justified and in bear markets, they are not as scared as they should be. These aphorisms apply today to gold (bull market) and stocks (bear market.)

  What are the implications of a bull market in gold? On numerous occasions, we have referred to the fact that gold trades inversely with financial assets. If a substantial rise lies in store for gold, it might suggest that investors should be expecting a bear market in stocks. At this moment, one can only spec-ulate on the reasons for both events. In our most recent letter (3/31/01), we suggested that a bear market in stocks had already begun with the crash in the high tech sector. The damages caused by an investment mania of epic proportions cannot be undone simply by a sharp decline in stock prices. A mania results in a vast misallocation of capital. Over investment in high tech was only the most visible manifestation of this capital misallocation.

  Part of the misallocation process is under investment in key areas. Power shortages and rising energy prices, like the Nasdaq crash, are an early warning signal of trouble ahead. Problems that were a decade in the making will not disappear quickly or quietly. We are saturated with computers, cell phones, SUV's, casinos, lawyers and debt, but there is a shortage of refineries and power, and more to unfold throughout the old economy which has been on a care and maintenance budget since the spending spree on tech and telecom began.

  Another, less visible manifestation of resource misallocation, was the globalization of the supply chain for American consumers. This globalization was facilitated by the strong dollar policy engineered during the Clinton ad-ministration. The strong dollar and our ability to import cheap foreign goods are the reason for low reported inflation. How much of what is sold at Wal Mart's is made in America? It would be safe to say "relatively little." What would the rate of inflation be (as measured by the CPI) if the dollar weakened considerably, thereby expos-ing the vulnerability of American consumers to an adverse change in the dol-lar's international value? The answer: significantly higher than the markets now contemplate.

  The Rubin Treasury and the Greenspan Fed bear the principal responsibility for creating the mania, although the current administration will take the blame. The liberal use of sovereign credit by the Fed and Treasury over the past decade to bail out bad banks, insolvent hedge funds, and foreign govern-ments has materially altered the calculation of risk by investors, corpora-tions, and financial institutions. By removing the risk from serious investment mistakes, these policies formed the incentive for the excessive leverage in the private sector that will magnify the pain caused by various market imbalances.

  Our conclusion is the same as in our March 31, '01 letter. It will not be long before widespread recriminations and finger pointing become a media obses-sion. As the financial community's widespread malpractice comes to light, in-vestors will rightfully begin to distrust the half-truths, misconceptions, gu-rus and institutions at the core of the mania. They will gradually discard the ideas that the fed can "fix" any problem and the buying the dips is savvy.

  Gold is the financial equivalent of "none of the above" on a multiple-choice question. There was no need for a safe haven when popular opinion was bullish. As the public mood sours and hopes begin to die of recovering investment loss-es, gold's appeal will no longer be a mystery.

                            PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

                                              Cumulative
                         Six Months             Since
                           Ended              Inception
                       April 30, 2001 1 Year  (6/30/98)
--------------------------------------------------------
Tocqueville Gold Fund      19.5%       14.6%    20.5%
XAU                        25.7%        0.7%   (23.1)%
S&P 500                   (12.1)%     (13.0)%   14.1%
Nasdaq Comp               (37.1)%     (45.0)%   (2.9)%
--------------------------------------------------------

Sincerely,

John Hathaway
Portfolio Manager

                              The Tocqueville Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                            Year Ended
                                                            October 31,
                                              -----------------------------------------------
Per share operating
performance               Six Months Ended
(for a share outstanding   April 30, 2001      2000      1999      1998      1997      1996
throughout the period)    ----------------    -------   -------   -------   -------   -------
                            (unaudited)
Net asset value,
 beginning of period          $ 18.77         $ 17.54   $ 17.00   $ 20.21   $ 15.85   $ 14.07
                              -------         -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income            0.04            0.05      0.01      0.06      0.06      0.07
Net realized and
 unrealized gain (loss)          0.72            1.65      1.94     (0.93)     5.15      2.92
                              -------         -------   -------   -------   -------   -------
Total from investment
 operations                      0.76            1.70      1.95     (0.87)     5.21      2.99
                              -------         -------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income              (0.07)          (0.02)    (0.07)    (0.06)    (0.06)    (0.15)
Distributions from net
 realized gains                 (1.93)          (0.45)    (1.34)    (2.28)    (0.79)    (1.06)
                              -------         -------   -------   -------   -------   -------
Total distributions             (2.00)          (0.47)    (1.41)    (2.34)    (0.85)    (1.21)
                              -------         -------   -------   -------   -------   -------
Change in net asset
 value for the period           (1.24)           1.23      0.54     (3.21)     4.36      1.78
                              -------         -------   -------   -------   -------   -------
Net asset value, end of
 period                       $ 17.53         $ 18.77   $ 17.54   $ 17.00   $ 20.21   $ 15.85
                              -------         -------   -------   -------   -------   -------
Total Return                      4.2 %(/3/)      9.9 %    12.6 %    (4.6)%    34.5 %    22.7 %
Ratios/supplemental data
Net assets, end of
 period (000)                 $61,149         $57,379   $57,801   $61,566   $64,998   $42,414
Ratios to average net
 assets:
 Expenses(/1/)                   1.39 %(/2/)     1.40 %    1.36 %    1.39 %    1.40 %    1.49 %
 Net investment
  income(/1/)                    0.40 %(/2/)     0.28 %    0.04 %    0.35 %    0.34 %    0.44 %
Portfolio turnover rate            20 %            38 %      26 %      35 %      48 %      48 %

--------
(1) Net of fees waived amounting to 0.01%, 0.03%, 0.25% and 0.16% of average net assets for the six months ended April 30, 2001 and the years ended Oc-tober 31, 2000, 1997 and 1996, respectively.
(2) Annualized
(3) Not annualized

                      The Tocqueville Small Cap Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                            Year Ended
                                                            October 31,
                                              ------------------------------------------------
Per share operating
performance (for a share  Six Months Ended
outstanding throughout     April 30, 2001      2000      1999      1998       1997      1996
the period)               ----------------     ----      ----      ----       ----      ----
                            (unaudited)
Net asset value,
 beginning of period          $ 17.51         $ 15.74   $ 12.59   $ 16.30    $ 13.37   $ 11.91
                              -------         -------   -------   -------    -------   -------
Income from investment
 operations:
Net investment loss             (0.03)(/1/)     (0.12)    (0.13)    (0.15)     (0.05)    (0.10)
Net realized and
 unrealized gain (loss)          1.52            4.29      3.28     (1.83)      4.44      2.33
                              -------         -------   -------   -------    -------   -------
Total from investment
 operations                      1.49            4.17      3.15     (1.98)      4.39      2.23
                              -------         -------   -------   -------    -------   -------
Less distributions:
Dividends from net
 investment income                --              --        --        --         --        --
Distributions from net
 realized gains                 (3.32)          (2.40)      --      (1.73)     (1.46)    (0.77)
                              -------         -------   -------   -------    -------   -------
Total distributions             (3.32)          (2.40)      --      (1.73)     (1.46)    (0.77)
                              -------         -------   -------   -------    -------   -------
Change in net asset
 value for the period           (1.83)           1.77      3.15     (3.71)      2.93      1.46
                              -------         -------   -------   -------    -------   -------
Net asset value, end of
 period                       $ 15.68         $ 17.51   $ 15.74   $ 12.59    $ 16.30   $ 13.37
                              -------         -------   -------   -------    -------   -------
Total Return                     10.4 %(/4/)     28.6 %    25.0 %   (13.4)%     36.0 %    19.7 %
Ratios/supplemental data
Net assets, end of
 period (000)                 $36,476         $30,827   $26,188   $21,610    $20,587   $11,545
Ratios to average net
 assets:
 Expenses(/2/)                   1.42 %(/3/)     1.45 %    1.52 %    1.67%      1.75 %    2.36 %
 Net investment
  income(/2/)                   (0.47)%(/3/)    (0.63)%   (0.87)%   (1.12) %   (0.81)%   (1.18)%
Portfolio turnover rate            31 %            87 %      72 %      62 %       95 %     107 %

--------
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Net of fees waived amounting 0.35% and 0.33% of average net assets for the years ended October 31, 1997 and 1996, respectively.
(3) Annualized
(4) Not annualized

                    The Tocqueville International Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                              ----------------------------------------------
Per share operating
performance (for a share  Six Months Ended
outstanding throughout     April 30, 2001      2000      1999     1998      1997      1996
the period)               ----------------     ----      ----     ----      ----      ----
                            (unaudited)
Net asset value,
 beginning of period          $  8.50         $ 11.37   $  8.11  $ 10.19   $ 12.57   $ 10.83
                              -------         -------   -------  -------   -------   -------
Income from investment
 operations:
Net investment income            0.03            0.11      0.05     0.10     (0.03)     0.16
Net realized and
 unrealized gain (loss)         (0.21)          (1.71)     3.21    (2.07)    (1.67)     1.58
                              -------         -------   -------  -------   -------   -------
Total from investment
 operations                     (0.18)          (1.60)     3.26    (1.97)    (1.70)     1.74
                              -------         -------   -------  -------   -------   -------
Less distributions:
Dividends from net
 investment income              (0.03)          (0.05)      --     (0.11)    (0.06)      --
Distributions from net
 realized gains                   --            (1.22)      --       --      (0.62)      --
                              -------         -------   -------  -------   -------   -------
Total distributions             (0.03)          (1.27)      --     (0.11)    (0.68)      --
                              -------         -------   -------  -------   -------   -------
Change in net asset
 value for the period           (0.21)          (2.87)     3.26    (2.08)    (2.38)     1.74
                              -------         -------   -------  -------   -------   -------
Net asset value, end of
 period                       $  8.29         $  8.50   $ 11.37  $  8.11   $ 10.19   $ 12.57
                              -------         -------   -------  -------   -------   -------
Total Return                     (2.1)%(/3/)    (15.9)%    40.2%   (19.4)%   (14.3)%    16.1%
Ratios/supplemental data
Net assets, end of
 period (000)                 $78,741         $85,098   $97,676  $68,415   $60,963   $23,932
Ratios to average net
 assets:
 Expenses(/1/)                   1.77 %(/2/)     1.72 %    1.67%    2.00 %    1.99 %    1.98%
 Net investment
  income(/1/)                    0.53 %(/2/)     1.06 %    0.52%    0.64 %    0.16 %    1.45%
Portfolio turnover rate            30 %            45 %      78%      77 %      70 %     135%

--------
(1) Net of fees waived amounting 0.11% and 0.55% of average net assets for the years ended October 31, 1997 and 1996, respectively.
(2)  Annualized
(3)  Not annualized

                           The Tocqueville Gold Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                Year Ended
                                                October 31,
                                              -----------------      Period from
Per share operating                                               June 29, 1998(/1/)
performance               Six Months Ended                          to October 31,
(for a share outstanding   April 30, 2001      2000      1999            1998
throughout the period)    ----------------    -------   -------   ------------------
                            (unaudited)
Net asset value,
 beginning of period          $ 10.03         $ 12.97   $ 10.76         $10.00
                              -------         -------   -------         ------
Income from investment
 operations:
Net investment income
 (loss)                          0.05           (0.02)    (0.03)           --
Net realized and
 unrealized gain (loss)          1.96           (2.92)     2.24           0.76
                              -------         -------   -------         ------
Total from investment
 operations                      2.01           (2.94)     2.21           0.76
                              -------         -------   -------         ------
Less distributions:
Dividends from net
 investment income              (0.01)            --        --             --
Distributions from net
 realized gains                   --              --        --             --
                              -------         -------   -------         ------
Total distributions             (0.01)            --        --             --
                              -------         -------   -------         ------
Change in net asset
 value for the period            2.00           (2.94)     2.21           0.76
                              -------         -------   -------         ------
Net asset value, end of
 period                       $ 12.03         $ 10.03   $ 12.97         $10.76
                              -------         -------   -------         ------
Total Return                     19.5 %(/4/)    (22.7)%    20.6 %          7.6%(/4/)
Ratios/supplemental data
Net assets, end of
 period (000)                 $19,396         $16,049   $19,194         $8,229
Ratios to average net
 assets:
 Expenses(/2/)                   1.90 %(/3/)     1.96 %    1.98 %         1.98%(/3/)
 Net investment
  income(/2/)                    0.96 %(/3/)    (0.21)    (0.33)          0.64%(/3/)
Portfolio turnover rate            22 %            31 %      44 %            1%

--------
(1)  Commencement of operations.
(2) Net of fees waived amounting 0.36% and 2.25% of average net assets for the years ended October 31, 1999 and 1998, respectively.
(3)  Annualized
(4)  Not annualized

                              The Tocqueville Fund

                        Investments as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                      Market
Common Stocks--96.7%**                      Shares     Value
---------------------------------------------------------------

Business Services--7.3%**
Deluxe Corporation                           50,000 $ 1,299,500
H&R Block, Inc.(1)                           35,000   1,925,000
Waste Management, Inc.                       50,000   1,220,500
---------------------------------------------------------------
                                                      4,445,000
---------------------------------------------------------------
Communications & Media--1.2%**
Getty Images, Inc.*                          30,000     755,400
---------------------------------------------------------------
                                                        755,400
---------------------------------------------------------------
Consumer Non-Durables--6.8%**
American Home Products Corporation           20,000   1,155,000
The Procter & Gamble Company                 25,000   1,501,250
Sara Lee Corporation                         75,000   1,493,250
---------------------------------------------------------------
                                                      4,149,500
---------------------------------------------------------------
Electronics--0.8%**
Matsushita Electric Industrial Co., Ltd.--
 ADR (JP)                                    30,000     499,200
---------------------------------------------------------------
                                                        499,200
---------------------------------------------------------------
Energy--17.0%**
Anderson Exploration Ltd. (CN)*               5,000     113,895
Baker Hughes Incorporated                    40,000   1,571,600
Ivanhoe Energy Inc. (CN)*                   150,000     556,459
Murphy Oil Corporation                       30,000   2,460,000
Tesco Corporation (CN)*                     100,000   1,171,494
Texaco Inc.                                  30,000   2,168,400
Varco International, Inc.*                  100,000   2,338,000
---------------------------------------------------------------
                                                     10,379,848
---------------------------------------------------------------
Entertainment--1.2%**
The Walt Disney Company                      25,000     756,250
---------------------------------------------------------------
                                                        756,250
---------------------------------------------------------------


                                                             Market
Common Stocks (continued)                          Shares     Value
----------------------------------------------------------------------

Finance--7.6%**
Bank of America Corporation                         30,000 $ 1,680,000
Citigroup Inc.                                      40,000   1,966,000
Mitsubishi Tokyo Financial Group, Inc.--ADR (JP)*  100,000   1,030,000
----------------------------------------------------------------------
                                                             4,676,000
----------------------------------------------------------------------
Insurance--3.4%**
The Allstate Corporation                            50,000   2,087,500
----------------------------------------------------------------------
                                                             2,087,500
----------------------------------------------------------------------
Lumber and Wood Products--2.1%**
Longview Fibre Company                             100,000   1,270,000
----------------------------------------------------------------------
                                                             1,270,000
----------------------------------------------------------------------
Manufacturing--3.1%**
Olin Corporation                                   100,000   1,895,000
----------------------------------------------------------------------
                                                             1,895,000
----------------------------------------------------------------------
Medical Services--2.0%**
McKesson HBOC, Inc.                                 40,000   1,233,600
----------------------------------------------------------------------
                                                             1,233,600
----------------------------------------------------------------------
Metals & Minerals--12.0%**
Alcoa Inc.                                          75,000   3,105,000
Barrick Gold Corporation (CN)                      100,000   1,644,000
Inco Limited (CN)*                                 100,000   1,814,000
Stillwater Mining Company*                          25,000     764,250
----------------------------------------------------------------------
                                                             7,327,250
----------------------------------------------------------------------
Photo Equipment & Supplies--2.1%**
Eastman Kodak Company                               30,000   1,305,000
----------------------------------------------------------------------
                                                             1,305,000
----------------------------------------------------------------------
Publishing--2.7%**
The Reader's Digest Association, Inc.- Class A      60,000   1,659,000
----------------------------------------------------------------------
                                                             1,659,000
----------------------------------------------------------------------

                     See Notes to the Financial Statements.
12

                              The Tocqueville Fund

                        Investments as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                               Market
Common Stocks (continued)                             Shares   Value

-----------------------------------------------------------------------
Restaurants--0.9%**
McDonald's Corporation                                20,000 $  550,000
-----------------------------------------------------------------------
                                                                550,000
-----------------------------------------------------------------------
Retail--0.9%**
Office Depot, Inc.*                                   59,600    566,200
-----------------------------------------------------------------------
                                                                566,200
-----------------------------------------------------------------------
Technology--12.9%**
Adobe Systems Incorporated                            30,000  1,347,600
Autodesk, Inc.                                        50,000  1,743,000
The Boeing Company                                    40,000  2,472,000
International Business Machines Corporation           20,000  2,302,800
-----------------------------------------------------------------------
                                                              7,865,400
-----------------------------------------------------------------------
Toys--1.3%**
Mattel, Inc.                                          50,000    807,500
-----------------------------------------------------------------------
                                                                807,500
-----------------------------------------------------------------------
Transportation & Public Utilities--8.5%**
Alexander & Baldwin, Inc.                             50,000  1,128,500
AT&T Corp.                                            70,000  1,559,600
Edison International*                                 30,000    295,500
FPL Group, Inc.                                       20,000  1,198,000
Nippon Telegraph and Telephone Corporation--ADR (JP)  30,000    987,600
-----------------------------------------------------------------------
                                                              5,169,200
-----------------------------------------------------------------------
Unit Investment Trust--1.9%**
Nasdaq-100 Index Tracking Stock                       25,000  1,153,750
-----------------------------------------------------------------------
                                                              1,153,750
-----------------------------------------------------------------------

                                                                     Market
Common Stocks (continued)                                 Shares      Value

------------------------------------------------------------------------------
Wireless Equipment--1.0%**
Palm, Inc.*                                                 75,000 $   600,750
------------------------------------------------------------------------------
                                                                       600,750
------------------------------------------------------------------------------
Total Common Stocks (Cost $41,986,474)                              59,151,348
------------------------------------------------------------------------------
                                                         Principal
Short-Term Investments--2.5%**                              Amount
                                                         ---------
Repurchase Agreement with Firstar Bank 3.00%, dated
 4/31/01, due 5/01/01, collateralized by U.S. Treasury
 Bill valued at $1,564,009. Repurchase proceeds of
 $1,531,126.
 (Cost $1,531,000)                                      $1,531,000   1,531,000
------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,531,000)                                                   1,531,000
------------------------------------------------------------------------------
Total Investments
 (Cost $43,517,474)--99.2%**                                       $60,682,348
------------------------------------------------------------------------------

 * Non-income producing security.
** Calculated as a percentage of net assets.
(1) All or a portion of the shares have been committed as collateral for writ-ten option contracts.
(CN) Canada
(JP) Japan
ADR: American Depository Receipt


                              The Tocqueville Fund

                Schedule of Options Written as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                Number of Market
Contracts (100 shares per contract)             Contracts  Value
-----------------------------------------------------------------
Call Options
H&R Block, Inc.:
Expiration October 2001, Exercise Price $55.00      50    $27,750
Expiration October 2001, Exercise Price $60.00      50     16,000
-----------------------------------------------------------------
Total Options Written
 (Premiums received $37,699)                              $43,750
-----------------------------------------------------------------

                     See Notes to the Financial Statements.

                      The Tocqueville Small Cap Value Fund

                        Investments as of April 30, 2001

                                  (Unaudited)
--------------------------------------------------------------------------------

                                                       Market
Common Stocks--93.8%                        Shares     Value

----------------------------------------------------------------
Business Services--11.7%
American Power Conversion Corporation*      100,000  $ 1,415,000
Captaris Inc.*                              250,000      527,500
Oceaneering International, Inc.*             85,000    2,023,000
Ultrak, Inc.*                               100,000      300,000
----------------------------------------------------------------
                                                       4,265,500
----------------------------------------------------------------
Computer Software & Services--14.3%
Analysts International Corporation          100,000      525,000
Computer Horizons Corp.*                    110,000      349,800
Dendrite International, Inc.*                50,000      601,500
Evans & Sutherland Computer Corporation*     65,000      487,500
Hyperion Solutions Corporation*              50,000      840,500
Informix Corporation*                       250,000    1,250,000
Systems & Computer Technology Corporation*  100,000      877,000
Technology Solutions Company*               100,000      280,000
----------------------------------------------------------------
                                                       5,211,300
----------------------------------------------------------------
Consumer Non Durables--3.7%
The Dial Corporation                        105,000    1,370,250
----------------------------------------------------------------
                                                       1,370,250
----------------------------------------------------------------
Distribution--9.0%
Daisytek International Corporation*         100,000      835,000
Henry Schein, Inc.*                           8,000      307,360
Owens & Minor, Inc.                         110,000    2,140,600
----------------------------------------------------------------
                                                       3,282,960
----------------------------------------------------------------
Film Processing--0.6%
Photoworks, Inc.*                           300,000      225,000
----------------------------------------------------------------
                                                         225,000
----------------------------------------------------------------
Foods--Misc/Diversified--4.4%
Corn Products International, Inc.            15,000      367,500
International Multifoods Corporation*        30,000      560,700
The J. M. Smucker Company                    10,000      261,600
Lance, Inc.                                  35,000      413,000
----------------------------------------------------------------
                                                       1,602,800
----------------------------------------------------------------
Health Care--3.3%
Perrigo Company*                            100,000    1,194,000
----------------------------------------------------------------
                                                       1,194,000
----------------------------------------------------------------
Home Furnishings--2.7%
Bush Industries, Inc.--Class A               40,000      575,600
La-Z-Boy Incorporated                        22,000      396,000
----------------------------------------------------------------
                                                         971,600
----------------------------------------------------------------

* Non-income producing security.

Common Stocks                                                        Market
 (continued)                                              Shares      Value

------------------------------------------------------------------------------
Manufacturing & Related--22.2%
Albany International Corp.--Class A*                        35,000 $   693,700
Baldor Electric Company                                     62,500   1,303,750
Federal Signal Corporation                                  40,000     914,800
Global Industries, Ltd.*                                    80,000   1,278,400
Input/Output, Inc.*                                        280,000   3,108,000
Lydall, Inc.*                                               65,000     785,850
------------------------------------------------------------------------------
                                                                     8,084,500
------------------------------------------------------------------------------
Restaurants--3.4%
IHOP Corp.*                                                 60,000   1,242,000
------------------------------------------------------------------------------
                                                                     1,242,000
------------------------------------------------------------------------------
Retail--1.4%
Longs Drug Stores Corporation                               18,000     533,700
------------------------------------------------------------------------------
                                                                       533,700
------------------------------------------------------------------------------
Specialty Chemicals--1.6%
A. Schulman, Inc.                                           50,000     583,500
------------------------------------------------------------------------------
                                                                       583,500
------------------------------------------------------------------------------
Telephone Infrastructure--12.1%
Anixter International Inc.*                                 45,000   1,185,750
InterVoice-Brite, Inc.*                                    170,000   1,766,300
UNOVA, Inc.*                                               250,000     800,000
Westell Technologies, Inc.--Class A*                       453,500     648,505
------------------------------------------------------------------------------
                                                                     4,400,555
------------------------------------------------------------------------------
Water Treatment Systems--3.4%
Ionics, Incorporated*                                       32,900     792,890
Osmonics, Inc.*                                             55,000     442,750
------------------------------------------------------------------------------
                                                                     1,235,640
------------------------------------------------------------------------------
Total Common Stocks (Cost $30,945,661)                              34,203,305
------------------------------------------------------------------------------
                                                        Principal
Short-Term Investments--4.8%                              Amount
                                                        ----------
Repurchase Agreement with Firstar Bank 3.00%, dated
 4/30/01, due 5/01/01, collateralized by U.S. Treasury
 Bill valued at $1,813,270. Repurchase proceeds of
 $1,775,146. (Cost $1,775,000)                          $1,775,000   1,775,000
------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,775,000)                                                   1,775,000
------------------------------------------------------------------------------
Total Investments
 (Cost $32,720,661)--98.6%                                          35,978,305
Other Assets and Liabilities--1.4%                                     497,676
------------------------------------------------------------------------------
Total Net Assets--100.0%                                           $36,475,981
                                                                   -----------

                     See Notes to the Financial Statements.
14

                    The Tocqueville International Value Fund

                        Investments as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

Common Stocks and                                               Market
Warrants--98.4%                                      Shares      Value

-------------------------------------------------------------------------
Belgium--2.8%
Carestel                                               60,000 $   441,528
Dexia                                                  11,000   1,734,994
-------------------------------------------------------------------------
                                                                2,176,522
-------------------------------------------------------------------------
Brazil--2.5%
Tele Norte Leste Participacoes
 S.A.--ADR                                             43,512     760,590
Unibanco-Uniao de Bancos Brasileiros S.A.-GDR          50,000   1,202,500
-------------------------------------------------------------------------
                                                                1,963,090
-------------------------------------------------------------------------
France--8.6%
Accor SA                                               35,000   1,486,391
Actielec Technologies*                                 78,500     459,349
Compagnie Internationale Andre
 Trigano SA                                                50         787
Europeenne de Casinos                                  27,000   2,344,756
Generali France                                         2,200     965,511
Manitou B.F. SA                                        15,000   1,004,078
Mecatherm S.A.                                         13,334     547,948
-------------------------------------------------------------------------
                                                                6,808,820
-------------------------------------------------------------------------
Germany--1.4%
Bayerische Hypo-und Vereinsbank AG                     20,000   1,106,481
-------------------------------------------------------------------------
                                                                1,106,481
-------------------------------------------------------------------------
Hong Kong--16.6%
Brilliance China Automotive Holdings Limited        5,000,000   1,346,326
Elec & Eltek International Holdings Limited        25,464,000   2,612,027
Gold Peak Industries Limited                        6,300,000   1,454,032
Gold Peak Industries Warrants Expiration 1/12/02,
 Exercise Price $2.20                                 630,000           0
Qingling Motors Company Limited--Class H           19,000,000   4,092,832
TCL International Holdings Limited                  6,500,000     941,787
Techtronic Industries Company Limited               6,460,000   1,573,791
Yue Yuen Industrial Limited                           577,000   1,054,270
-------------------------------------------------------------------------
                                                               13,075,065
-------------------------------------------------------------------------
Indonesia--6.7%
PT Astra International Tbk*                         1,100,000     132,759
PT Darya Varia Laboratoria Tbk*                     8,901,500     272,417
PT Indofood Sukses Makmur Tbk*                      4,406,500     284,903

Common Stocks and                                          Market
 Warrants (continued)                           Shares      Value

--------------------------------------------------------------------
Indonesia (continued)
PT Indosat (Persero) Tbk                       3,041,000 $ 2,084,134
PT International Nickel Indonesia Tbk*           847,500     376,261
PT Ramayana Lestari Sentosa Tbk                5,800,000   1,312,500
PT Tempo Scan Pacific Tbk                      3,996,000     835,371
--------------------------------------------------------------------
                                                           5,298,345
--------------------------------------------------------------------
Japan--22.2%
Fujitsu Limited                                   12,000     165,135
ishares MSCI Japan                                20,000     224,400
Kyokuto Kaihatsu Kogyo Co., Ltd.                 105,700     470,596
Mabuchi Motor Co., Ltd.                            8,700     872,571
Matsushita Electric Industrial Co., Ltd.--ADR    186,000   3,095,040
Minebea Co., Ltd.                                304,000   2,387,018
Mitsubishi Tokyo Financial Group, Inc.*                1       2,550
Mitsubishi Tokyo Financial Group, Inc.--ADR*      50,000     515,000
Nissin Food Products Co., Ltd.                    60,000   1,311,370
Taiyo Yuden Co., Ltd.                              6,000     167,564
Tenma Corporation                                330,000   4,808,358
Tokyo Style Co., Ltd.                            328,000   3,478,207
--------------------------------------------------------------------
                                                          17,497,809
--------------------------------------------------------------------
Korea--2.7%
Hyundai Motor Co., Ltd.                          100,000   1,564,161
Kia Motors*                                      100,000     593,774
--------------------------------------------------------------------
                                                           2,157,935
--------------------------------------------------------------------
Mexico--0.6%
Grupo Radio Centro S.A. de C.V.--ADR              21,200     125,080
Industrias Penoles, S.A. de C.V.                 345,000     384,204
--------------------------------------------------------------------
                                                             509,284
--------------------------------------------------------------------
Netherlands--3.6%
Draka Holding N.V.                                30,000   1,473,535
Vedior NV                                        134,000   1,366,256
--------------------------------------------------------------------
                                                           2,839,791
--------------------------------------------------------------------
Philippines--1.7%
Ionics Inc.                                    5,681,000   1,298,672
--------------------------------------------------------------------
                                                           1,298,672
--------------------------------------------------------------------

                     See Notes to the Financial Statements.

                    The Tocqueville International Value Fund

                        Investments as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

Common Stocks and                                                  Market
Warrants continued                                      Shares      Value

----------------------------------------------------------------------------
Poland--0.8%
Telekomunikacja Polska S.A.--GDR                         110,000 $   591,800
----------------------------------------------------------------------------
                                                                     591,800
----------------------------------------------------------------------------
Singapore--13.2%
Clipsal Industries Limited                             4,862,951   7,982,555
GP Batteries International Limited                     2,322,000   2,402,948
----------------------------------------------------------------------------
                                                                  10,385,503
----------------------------------------------------------------------------
South Africa--2.0%
AngloGold Limited--ADR                                    32,500     588,250
Gold Fields Limited--ADR                                 225,000     999,000
----------------------------------------------------------------------------
                                                                   1,587,250
----------------------------------------------------------------------------
Spain--1.5%
Indra Sistemas, S.A.                                     120,000   1,183,084
----------------------------------------------------------------------------
                                                                   1,183,084
----------------------------------------------------------------------------
Switzerland--1.6%
Compagnie Financiere Richemont AG                            500   1,239,264
----------------------------------------------------------------------------
                                                                   1,239,264
----------------------------------------------------------------------------
Thailand--4.7%
PTT Exploration and Production Public Company Limited  1,600,000   3,683,807
----------------------------------------------------------------------------
                                                                   3,683,807
----------------------------------------------------------------------------


Common Stocks and                                             Market
 Warrants continued                                Shares      Value

-----------------------------------------------------------------------
United Kingdom--5.2%
Cable & Wireless plc                               120,367  $   884,368
Devro plc                                          485,000      305,337
Rolls-Royce plc                                    475,000    1,447,632
Scottish & Newcastle plc                           200,000    1,423,666
-----------------------------------------------------------------------
                                                              4,061,003
-----------------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $85,044,647)                                          77,463,525
-----------------------------------------------------------------------
                                                  Number of
Options--0.1%                                     Contracts
-----------------------------------------------------------------------
Euro Spot Currency Call Option, Strike Price 90,
 Expiration 6/16/01 (Cost $231,108)                    125       83,594
-----------------------------------------------------------------------
Total Options (Cost $231,108)                                    83,594
-----------------------------------------------------------------------
Total Investments (Cost $85,275,755)--98.5%                  77,547,119
Other Assets and Liabilities--1.5%                            1,193,764
-----------------------------------------------------------------------
Total Net Assets--100.0%                                    $78,740,883
                                                            -----------

* Non-income producing security.
ADR: American Depository Receipt
GDR: Global Depository Receipt

                     See Notes to the Financial Statements.
16

                           The Tocqueville Gold Fund

                        Investments as of April 30, 2001

                                  (Unaudited)

--------------------------------------------------------------------------------

Common Stocks and                                           Market
Warrants--94.2%                                  Shares      Value

---------------------------------------------------------------------
Diamonds--0.7%
Canabrava Diamond Corporation (CN)*                50,000 $    13,017
Diamond Fields International Ltd. (CN)*           200,000     123,007
---------------------------------------------------------------------
                                                              136,024
---------------------------------------------------------------------
Energy Exploration & Production--0.9%
Ivanhoe Energy Inc. (CN)*                          50,000     185,487
---------------------------------------------------------------------
                                                              185,487
---------------------------------------------------------------------
Gold & Gold Related--72.2%
Agnico-Eagle Mines Limited (CN)                   121,000     913,550
AngloGold Limited--ADR (SJ)                        42,000     760,200
Aquarius Platinum Limited (AU)*                    50,000     222,200
Ashanti Goldfields Company Ltd.--GDR (GH)         125,000     293,750
Barrick Gold Corporation (CN)                      36,650     602,526
Brancote Holdings plc (LN)*                       100,000     247,532
Compania de Minas Buenaventura S.A.--ADR (PE)      62,500     941,250
Durban Roodepoort Deep Limited--ADR (SJ)*         100,000      94,000
Emperor Mines Limited (AU)*                       100,000      17,878
Francisco Gold Corporation (CN)*                   75,000     244,061
Franco-Nevada Mining Corporation Ltd. (CN)         69,050     808,916
Freeport-McMoRan Copper & Gold, Inc.--Class B*     35,000     495,600
Geomaque Explorations Ltd. (CN)*                  200,000      44,256
Gold Fields Limited (SJ)                          116,250     508,367
Gold Fields Limited--ADR (SJ)                     100,000     444,000
Goldcorp Inc. (CN)                                104,000     901,680
Harmony Gold Mining Company Limited--ADR (SJ)     170,000     829,600
Homestake Mining Company                          150,000     934,500
HPD Exploration PLC*                               50,000       2,683
IAMGOLD Corporation (CN)*                         130,000     241,132
Ivanhoe Mines Limited (CN)*                       450,000     524,243
Lihir Gold Limited (AU)*                          400,000     140,982
Lihir Gold Limited--ADR (AU)*                       5,000      36,250
Meridian Gold Inc. (CN)*                          125,000   1,037,500
Miramar Mining Corporation (CN)*                  150,000     127,500
Moydow Mines International Inc. (CN)*             106,600      40,933
Newmont Mining Corporation                         38,500     701,855
Normandy Mining Limited (AU)                    1,541,512     771,662
Pacific Rim Mining Warrants
 Expiration 6/15/01,
 Exercise Price $5.00 CN                           35,000       5,353

Common Stocks and                                                    Market
 Warrants (continued)                                     Shares      Value

------------------------------------------------------------------------------
Gold & Gold Related (continued)
Placer Dome Inc. (CN)                                       99,245 $ 1,004,359
River Gold Mines Ltd. (CN)*                                100,000      63,456
------------------------------------------------------------------------------
                                                                    14,001,774
------------------------------------------------------------------------------
Precious Metals & Related--20.4%
Apex Silver Mines Limited*                                  75,000     690,000
Chief Consolidated Mining Company*                          50,000     125,000
Corner Bay Silver Inc. (CN)*                               100,000     110,641
First Quantum Minerals Ltd. (CN)*                           65,600     149,431
Impala Platinum Holdings Limited--ADR (SJ)                  25,000   1,200,870
Industrias Penoles, S.A. de C.V.                            25,000      27,841
North American Palladium Ltd. (CN)*                         63,600     538,106
Stillwater Mining Company*                                  36,250   1,108,162
------------------------------------------------------------------------------
                                                                     3,950,051
------------------------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $16,534,553)                                                 18,273,336
------------------------------------------------------------------------------
                                                         Principal
Short-Term Investments--5.5%                                Amount
                                                         ---------
Repurchase Agreement with Firstar Bank 3.00%, dated
 4/30/01, due 5/01/01, collateralized by U.S. Treasury
 Bill valued at $1,077,746. Repurchase proceeds of
 $1,055,087. (Cost $1,055,000)                          $1,055,000   1,055,000
------------------------------------------------------------------------------
Total Short Term Investments (Cost $1,055,000)                       1,055,000
------------------------------------------------------------------------------
Total Investments
 (Cost $17,589,553)--99.7%                                          19,328,336
Other Assets and Liabilities--0.3%                                      68,055
------------------------------------------------------------------------------
Total Net Assets--100.0%                                           $19,396,391
                                                                   -----------

* Non-income producing security.
(AU) Australia--(CN) Canada--(SJ) South Africa--(LN) Great Britain
(GH) Ghana--(PE) Peru
ADR: American Depository Receipt
GDR: Global Depository Receipt
CN-Canadian Dollars

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Assets and Liabilities

                                 April 30, 2001
                                  (Unaudited)

--------------------------------------------------------------------------------

                               The       Small Cap  International
                           Tocqueville     Value        Value         Gold
                              Fund         Fund         Fund          Fund
                           -----------  ----------- -------------  -----------
Assets
Investments, at
 value(/1/)                $60,682,348  $35,978,305 $ 77,547,119   $19,328,336
Foreign currencies(/2/)            --           --       896,733         4,899
Receivable for
 investments sold                  --     1,502,722      170,463        72,628
Receivable for fund
 shares sold                   595,811      280,121       48,112        15,090
Dividends, interest and
 other receivables              20,092        9,148      284,063        10,326
Prepaid assets                  19,188       17,879       21,697        13,997
Deferred organization
 expense                           --           --           --         16,438
                           -----------  ----------- ------------   -----------
Total Assets                61,317,439   37,788,175   78,968,187    19,461,714
                           -----------  ----------- ------------   -----------
Liabilities
Payable for investments
 purchased                         --     1,016,710          --            --
Options written, at
 value(/3/)                     43,750          --           --            --
Payable for fund shares
 repurchased                     8,781      155,032          --            --
Payable to Investment
 Adviser                        35,520       21,088       62,752        14,397
Accrued distribution fee        24,329       14,735       32,711         7,345
Accrued expenses and
 other liabilities              56,366      104,629      131,841        43,581
                           -----------  ----------- ------------   -----------
Total Liabilities              168,746    1,312,194      227,304        65,323
                           -----------  ----------- ------------   -----------
Net Assets                 $61,148,693  $36,475,981 $ 78,740,883   $19,396,391
                           -----------  ----------- ------------   -----------
Net assets consisted of:
Paid in capital            $42,280,273  $28,941,879 $107,733,749   $17,889,508
Accumulated undistributed
 net investment income             --           --           --         19,290
Accumulated net realized
 gain (loss) on
 investments sold, option
 contracts expired or
 closed, and foreign
 currencies                  1,709,597    4,276,458  (21,257,089)     (250,889)
Net unrealized
 appreciation
 (depreciation) on:
 Investments and foreign
  currency related items    17,164,874    3,257,644   (7,735,777)    1,738,482
 Written options                (6,051)         --           --            --
                           -----------  ----------- ------------   -----------
Net Assets                 $61,148,693  $36,475,981 $ 78,740,883   $19,396,391
                           -----------  ----------- ------------   -----------
Shares outstanding
 (unlimited shares of
 $0.01 par value
 authorized)                 3,488,416    2,326,174    9,501,673     1,612,294
Net asset value and
 redemption price per
 share                     $     17.53  $     15.68 $       8.29   $     12.03
                           -----------  ----------- ------------   -----------
 (1) Cost of Investments   $43,517,474  $32,720,661 $ 85,275,755   $17,589,553
 (2) Cost of Foreign
     Currencies            $         0  $         0 $    897,970   $     4,914
 (3) Premiums on Written
     Options               $    37,699  $         0 $          0   $         0

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                            Statements of Operations

                    For the Six Months Ended April 30, 2001
                                  (Unaudited)

--------------------------------------------------------------------------------

                                The
                            Tocqueville   Small Cap   International
                               Fund      Value Fund    Value Fund   Gold Fund
                            -----------  -----------  ------------- ----------
Investment Income:
Dividends*                  $  478,792   $   117,810   $   893,305  $  253,327
Interest                        42,096        31,221        42,563         292
Other income                        35         9,558           --            -
                            ----------   -----------   -----------  ----------
                               520,923       158,589       935,868     253,619
                            ----------   -----------   -----------  ----------
Expenses:
Investment Adviser's fee       217,813       125,869       407,709      88,344
Custody fees                     4,163         2,534        81,450       7,240
Fund accounting fees            11,403        10,136        22,082      11,222
Transfer agent and
 shareholder services           12,308         6,878        12,308       4,525
Professional fees               19,729         9,050        15,385       7,602
Distribution fees               72,603        41,957       101,927      22,086
Administration fee              43,558        25,174        61,157      13,252
Printing and mailing
 expense                         6,154         2,715         1,448         724
Registration fees                8,869         7,783         6,878       5,973
Trustee fees and expenses        4,163         4,163         4,344       4,163
Insurance expense                2,353         1,448         3,077         905
Amortization of
 organization costs                --            --            --        2,052
Other                            2,172           181         2,353         362
                            ----------   -----------   -----------  ----------
 Total expenses before
  waiver                       405,288       237,888       720,118     168,450
  Less: Fees waived               (473)          --            --           (9)
                            ----------   -----------   -----------  ----------
  Net expenses                 404,815       237,888       720,118     168,441
                            ----------   -----------   -----------  ----------
Net Investment Income
 (Loss)                        116,108       (79,299)      215,750      85,178
                            ----------   -----------   -----------  ----------
Realized and Unrealized
 Gain (Loss):
 Net realized gain (loss)
  on:
  Investments                1,749,147     4,441,256    (8,764,102)    181,081
  Foreign currency
   translation                     --            --       (238,537)      4,828
                            ----------   -----------   -----------  ----------
                             1,749,147     4,441,256    (9,002,639)    185,909
                            ----------   -----------   -----------  ----------
 Net change in unrealized
  appreciation
  (depreciation) on:
  Investments                  589,666    (1,717,938)    6,949,986   2,967,269
  Foreign currency
   translation                     --            --          8,437       1,833
                            ----------   -----------   -----------  ----------
                               589,666    (1,717,938)    6,958,423   2,969,102
  Net gain (loss) on
   investments and foreign
   currency                  2,338,813     2,723,318    (2,044,216)  3,155,011
                            ----------   -----------   -----------  ----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations                 $2,454,921   $ 2,644,019   $(1,828,466) $3,240,189
                            ----------   -----------   -----------  ----------
* Net of Foreign Taxes
 Withheld                   $    2,059   $         0   $    17,950  $   10,015
                            ----------   -----------   -----------  ----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

                                                   The Tocqueville Fund
                                              -------------------------------
                                              For the Six Months For the Year
                                                    Ended           Ended
                                                  April 30,      October 31,
                                                     2001            2000
                                              ------------------ ------------
                                                 (Unaudited)
Operations:
 Net investment income (loss)                    $   116,108     $    163,039
 Net realized gain (loss) on investments and
  foreign currency                                 1,749,147        5,880,663
 Net change in unrealized appreciation or
  depreciation                                       589,666         (401,953)
                                                 -----------     ------------
  Net increase (decrease) in net assets
   resulting from operations                       2,454,921        5,641,749
Dividends and Distributions to shareholders:
  Net investment income                             (216,550)         (66,696)
  Net realized gains                              (5,861,408)      (1,486,527)
                                                 -----------     ------------
   Total dividends and distributions              (6,077,958)      (1,553,223)
Capital share transactions
 Shares sold                                       9,690,296        6,602,424
 Shares issued to holders in reinvestment of
  dividends                                        5,545,093        1,405,537
 Shares redeemed                                  (7,842,463)     (12,518,431)
                                                 -----------     ------------
 Net increase (decrease)                           7,392,926       (4,510,470)
                                                 -----------     ------------
  Net increase (decrease) in net assets            3,769,889         (421,944)
Net Assets:
 Beginning of period                              57,378,804       57,800,748
                                                 -----------     ------------
 End of period*                                   61,148,693       57,378,804
                                                 -----------     ------------
Including undistributed net investment
 income of:                                      $         0     $     96,343
                                                 -----------     ------------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

     Small Cap Value Fund            International Value Fund                Gold Fund
--------------------------------  -------------------------------  ------------------------------
For the Six Months  For the Year  For the Six Months For the Year  For the Six Months   For the
      Ended            Ended            Ended           Ended            Ended        Year Ended
    April 30,       October 31,       April 30,      October 31,       April 30,      October 31,
       2001             2000             2001            2000             2001           2000
------------------  ------------  ------------------ ------------  ------------------ -----------
   (Unaudited)                       (Unaudited)                      (Unaudited)
   $   (79,299)     $   (215,387)    $   215,750     $  1,025,664     $    85,178     $   (38,303)
     4,441,256         5,887,866      (9,002,639)     (12,539,183)        185,909        (302,005)
    (1,717,938)        2,609,207       6,958,423       (4,482,178)      2,969,102      (4,313,046)
   -----------      ------------     -----------     ------------     -----------     -----------
     2,644,019         8,281,686      (1,828,466)     (15,995,697)      3,240,189      (4,653,354)
           --                --         (295,839)        (426,979)        (20,191)            --
    (5,600,717)       (4,181,025)            --       (10,418,277)            --              --
   -----------      ------------     -----------     ------------     -----------     -----------
    (5,600,717)       (4,181,025)       (295,839)     (10,845,256)        (20,191)            --
     9,811,934        11,447,055       2,520,521       15,804,801       3,188,974       4,022,317
     5,226,200         3,954,838         272,457       10,610,133          17,001             --
    (6,432,799)      (14,863,560)     (7,026,051)     (12,151,481)     (3,078,237)     (2,514,102)
   -----------      ------------     -----------     ------------     -----------     -----------
     8,605,335           538,333      (4,233,073)      14,263,453         127,738       1,508,215
   -----------      ------------     -----------     ------------     -----------     -----------
     5,648,637         4,638,994      (6,357,378)     (12,577,500)      3,347,736      (3,145,139)
    30,827,344        26,188,350      85,098,261       97,675,761      16,048,655      19,193,794
   -----------      ------------     -----------     ------------     -----------     -----------
    36,475,981        30,827,344      78,740,883       85,098,261      19,396,391      16,048,655
   -----------      ------------     -----------     ------------     -----------     -----------
   $         0      $          0     $         0     $     28,513     $    19,290     $   (45,698)
   -----------      ------------     -----------     ------------     -----------     -----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements
                                  (Unaudited)

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital apprecia-tion, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreci-ation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securi-ties of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through in-vestments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other pre-cious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the prep-aration of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
c) Deferred organization expenses

  Expenses incurred in connection with the organization of The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

--------------------------------------------------------------------------------
d) Foreign currency translation

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a re-sult, enter into foreign exchange contracts. These Funds are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign cur-rency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Written option accounting

The Funds may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an as-set and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to de-liver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received de-creases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the under-lying security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
f) Use of Estimates

  The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
g) Other

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-div-idend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to matu-rity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically iden-tified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securi-ties as collateral under repurchase agreements and to determine on a daily ba-sis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives fees from The Tocqueville Fund and The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and
The Tocqueville Gold Fund calculated daily and payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2001, the Adviser has made payments of $15,482, $10,482, $22,773 and $10,482 to Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

  For the six months ended April 30, 2001, Toquevillle waived fees of $473 and $9 from The Tocqueville Fund and The Tocqueville Gold Fund, respectively.

--------------------------------------------------------------------------------

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the six months ended April 30, 2001, were $45,151, $34,405, $55,128 and $15,786, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% was imposed on redemptions of shares held less than 90 days. This fee is retained by each Fund and is credited to paid in capital.

                                                               The
                                                           Tocqueville
                                                               Fund
                                                      -----------------------
                                                         Amount      Shares
                                                      ------------  ---------
Six months ended April 30, 2001
 Shares sold                                          $  9,690,296    561,125
 Shares issued to owners in reinvestment of dividends    5,545,093    322,389
 Shares redeemed*                                       (7,842,463)  (451,378)
                                                      ------------  ---------
 Net increase (decrease)                              $  7,392,926    432,136
                                                      ------------  ---------
Year ended October 31, 2000
 Shares sold                                          $  6,602,424    377,577
 Shares issued to owners in reinvestment of dividends    1,405,537     81,339
 Shares redeemed**                                     (12,518,431)  (698,000)
                                                      ------------  ---------
 Net increase (decrease)                              $ (4,510,470)  (239,084)
                                                      ------------  ---------

--------
 * Net of redemption fees of $35, $9,558, $169 and $1,003 for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively, for the six months ended April 30, 2001.
** Net of redemption fees of $6,222, $41,743, $84,164 and $9,318 for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville In-ternational Value Fund and The Tocqueville Gold Fund, respectively, for the year ended October 31, 2000.

--------------------------------------------------------------------------------



      Small Cap
        Value              International Value
        Fund                      Fund                  Gold Fund
-----------------------  ------------------------  ---------------------
   Amount       Shares      Amount       Shares      Amount      Shares
------------   --------  ------------  ----------  -----------  --------
$  9,811,934    606,333  $  2,520,521     305,853  $ 3,188,974   287,580
   5,226,200    366,751       272,457      32,826       17,001     1,512
  (6,432,799)  (407,428)   (7,026,051)   (849,116)  (3,078,237) (277,652)
------------   --------  ------------  ----------  -----------  --------
$  8,605,335    565,656  $ (4,233,073)   (510,437) $   127,738    11,440
------------   --------  ------------  ----------  -----------  --------
$ 11,447,055    642,849  $ 15,804,801   1,616,585  $ 4,022,317   334,128
   3,954,838    257,476    10,610,133   1,041,230            0         0
 (14,863,560)  (803,878)  (12,151,481) (1,238,226)  (2,514,102) (213,160)
------------   --------  ------------  ----------  -----------  --------
$    538,333     96,447  $ 14,263,453   1,419,589  $ 1,508,215   120,968
------------   --------  ------------  ----------  -----------  --------

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the six months ended April 30, 2001 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                         The       Small Cap   International
                     Tocqueville     Value         Value         Gold
                        Fund         Fund          Fund          Fund
                     -----------  -----------  -------------  -----------
Purchases            $11,512,499  $11,481,467  $ 23,970,694   $ 3,912,916
                     -----------  -----------  ------------   -----------
Sales                $11,586,952  $10,074,171  $ 23,772,348   $ 4,561,470
                     -----------  -----------  ------------   -----------

  Unrealized appreciation (depreciation) at April 30, 2001 based on cost of se-curities for Federal tax purposes is as follows:

                         The       Small Cap   International
                     Tocqueville     Value         Value         Gold
                        Fund         Fund          Fund          Fund
                     -----------  -----------  -------------  -----------
Gross unrealized
 appreciation        $18,871,907  $ 7,764,158  $  9,050,597   $ 3,039,457
Gross unrealized
 depreciation         (1,766,767)  (4,590,068)  (16,779,233)   (1,412,930)
                     -----------  -----------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)      $17,105,140  $ 3,174,090  $ (7,728,636)  $ 1,626,527
                     -----------  -----------  ------------   -----------
Cost of investments  $43,577,208  $32,804,215  $ 85,275,755   $17,701,809
                     -----------  -----------  ------------   -----------

  At October 31, 2000, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below. Net realized gain
(loss) differ for financial statement and tax purposes primarily due to differ-ing treatments of wash sales.

                                                         International
                                                             Value       Gold
                                                             Fund        Fund
                                                         ------------- --------
     Capital losses expiring in:
       2007.............................................  $       --   $104,557
       2008.............................................   12,250,976    94,843
                                                          -----------  --------
                                                          $12,250,976  $199,400
                                                          -----------  --------

--------------------------------------------------------------------------------

6. OPTION CONTRACTS WRITTEN

  The premium amount and the number of option contracts written by the Tocqueville Fund during the six months ended April 30, 2001, were as follows:

                                              Premium Number of
                                              Amount  Contracts
                                              ------- ---------
     Options outstanding at October 31, 2000  $     0      0
     Options written                           37,699    100
     Options closed                                 0      0
     Options exercised                              0      0
     Options expired                                0      0
                                              -------    ---
     Options outstanding at April 30, 2001    $37,699    100
                                              -------    ---

                               Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800
                              www.tocqueville.com

                                  Distributor
                          Tocqueville Securities L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800

                   Shareholders' Servicing and Transfer Agent
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 697-3863

                                   Custodian
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                               Board of Trustees
                           Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                James W. Gerard
                                  Inge Heckel
                             Robert W. Kleinschmidt
                              Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf